UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 6, 2026

SYLVAMO CORPORATION

(Exact name of registrant as specified in its charter)

Commission file number 001-40718

Delaware	86-2596371
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

6077 Primacy Parkway, Memphis, Tennessee	38119
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (901) 519-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 per share par value	SLVM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

The information in this Report, including the exhibit, is being furnished pursuant to Item 7.01 of Form 8-K and General Instruction B.2 thereunder. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

SECTION 7 – Regulation FD

Item 7.01	Regulation FD Disclosure.

On November 6, 2026, Sylvamo Corporation (the “Company”) announced that it is entering into a put option agreement with Midas Atlantic Partners, in partnership with The Najafi Companies, for a binding offer to acquire the Company’s Europe business (the “Offer”). The Offer is for the business to be transferred to Midas Atlantic Partners with an agreed level of working capital and cash in exchange for the right to receive 20% of future distributions of the business.

Before making any final decision concerning the Offer, the Company will conduct applicable consultation processes with works councils and employee representatives in accordance with local laws. Once consultation processes are complete, the parties expect to enter into a definitive share purchase agreement to transfer the business to Midas Atlantic Partners. Closing is expected by the end of the first quarter of 2027. The potential transaction is subject to various risks, uncertainties and other factors, as noted below under the heading “Forward-Looking Statements”.

A copy of the Company’s press release announcing receipt of the binding offer is furnished pursuant to item 7.01 as Exhibit 99.1

Forward-Looking Statements

This current report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including, without limitation, statements concerning consultation with works councils, entry into a share purchase agreement and transaction timing. Any or all forward-looking statements may turn out to be incorrect, and the Company’s actual actions and results could differ materially from what they express or imply, because they involve known and unknown risks, uncertainties and other factors, many of which are beyond the Company’s control. These risks, uncertainties, and other factors include, but are not limited to, the Company’s ability to successfully complete the proposed sale, including satisfying conditions related to works council approvals, obtaining regulatory approvals and meeting other conditions to closing, as well as the risks disclosed in the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the U.S. Securities and Exchange Commission (the “SEC”) and in our subsequent filings with the SEC, available on our website, Sylvamo.com. These forward-looking statements reflect our current expectations, and we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Press Release of Sylvamo Corporation dated November 6, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 6, 2026	Sylvamo Corporation

	By:	/s/ Matthew Barron
	Name:	Matthew Barron
	Title:	Senior Vice President and Chief Administrative and Legal Officer